                                                         UNITED STATES

                                              SECURITIES AND EXCHANGE COMMISSION

                                                    Washington, D.C. 20549

                                                          FORM 8-K/A

                                                        CURRENT REPORT

                                            Pursuant to Section 13 or 15(d) of the

                                                Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported) May 5, 2006

                                               Commission File Number of issuing
                                                     entity: 333-131211-01

                                                  RAMP Series 2006-RZ2 Trust
                                   ________________________________________________________
                                                (Exact name of issuing entity)

                                             Commission File Number of depositor:
                                                          333-131211

                                           Residential Asset Mortgage Products, Inc.
                                     (Exact name of depositor as specified in its charter)
                                                 Residential Funding Company, LLC
                                      (Exact name of sponsor as specified in its charter)

                                 DELAWARE                                      None
                           (State or other jurisdiction                  (I.R.S. employer
                                 of incorporation)                       identification no.)

                               c/o One Meridian Crossings, Suite 100, Minneapolis, MN 55423
                                    (Address of principal executive offices)    (Zip code)

                               Registrant's telephone number, including area code (952) 857-7000

                               _________________________________________________________________

                                 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The  original  Form 8-K,  filed on May 19,  2006,  is hereby  amended by this Form 8-K/A to replace the  Pooling and  Servicing
Agreement,  dated as of April 1, 2006, among  Residential  Asset Mortgage  Products,  Inc., as depositor,  Residential  Funding
Company,  LLC, as master  servicer  and  JPMorgan  Chase Bank,  N.A.,  as trustee,  previously  filed with  respect to Mortgage
Asset-Backed Pass-Through Certificates, Series 2006-RZ2.

Item 9.01.        Financial Statements and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Not applicable

                  (d)      Exhibits  (executed  copies):   The  following   execution  copies  of  Exhibits  to  the  Form  S-3
Registration Statement of the Registrant are hereby filed:

Exhibit
Number

10.1     Pooling and Servicing  Agreement,  dated as of April 1, 2006,  among  Residential  Asset Mortgage  Products,  Inc., as depositor, Residential Funding Company, LLC, as master servicer and JPMorgan Chase Bank, N.A.,  as trustee.

                                                            SIGNATURES

                  Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                                              By: /s/ Heather Anderson
                                                                  Name:    Heather Anderson
                                                                  Title:  Vice President

Dated: September 19, 2008

                                                                Form 8-K/A

Exhibit 10.1

Pooling and Servicing  Agreement,  dated as of April 1, 2006, among  Residential Asset Mortgage  Products,  Inc., as depositor,
Residential Funding Company, LLC, as master servicer and JPMorgan Chase Bank, N.A., as trustee.

                                                                Form 8-K/A